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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          August 1, 2001
                                                  ------------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                000-22366                   94-2878499
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 (State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

   215 Fourier Avenue, Fremont, California                           94539
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   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                    ----------------------------

                                      None
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          (Former name or former address, if changed since last report)



                                                                  SEC 873 (1-99)


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ITEM 2.  ACQUISITION OF ASSETS.

         (a) Pursuant to an Agreement and Plan of Merger and Reorganization, as amended, (the "Merger Agreement") dated as of May 16, 2001, by and among Credence Systems Corporation ("Credence" or the "Registrant"), Iguana Acquisition Corporation, an Oregon corporation and a wholly-owned subsidiary of Credence ("Merger Sub"), and Integrated Measurement Systems, Inc., an Oregon corporation ("IMS"), Merger Sub merged with and into IMS, and IMS became a wholly-owned subsidiary of Credence, effective August 1, 2001 (the "Merger").

         In connection with the Merger, each share of IMS common stock outstanding immediately prior to the consummation of the Merger was converted into the right to receive 0.90 shares of Credence common stock and Credence assumed all of IMS' outstanding stock options. Credence will issue approximately
7.2 million shares of Credence common stock in exchange for approximately 8 million shares of IMS common stock outstanding immediately prior to the consummation of the Merger and will issue up to approximately 2.1 million shares of Credence common stock in connection with its assumption of all outstanding IMS stock options. The amount of such consideration was determined based upon arm's length negotiations between Credence and IMS. The transaction is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and will be accounted for as a pooling of interests transaction.

         (b) The acquisition by Credence of the shares of IMS common stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of IMS represented thereby, including IMS' plant, equipment and other physical property. IMS uses such assets in the conduct of its business as a provider of high-performance integrated circuit validation systems. Credence will continue to utilize such assets in the conduct of its business as a leading manufacturer of automatic test equipment for the worldwide semiconductor industry.

         A copy of the press release issued by the Registrant on August 1, 2001 concerning the foregoing transaction is filed herewith as exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  EXHIBITS


NUMBER      DESCRIPTION
------      -----------
2.15(1) Agreement and Plan of Merger and Reorganization, dated May 16, 2001, by and among the Registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

2.16(2) Amendment No. 1 to the Agreement and Plan of Merger and
        Reorganization, dated June 1, 2001, by and among the Registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

99.1 Press Release of Registrant, dated August 1, 2001, announcing the completion of the acquisition by Registrant of Integrated Measurement Systems, Inc.

(1) Incorporated by reference to an exhibit to the Company's Current Report on Form 8-K as filed with the Commission on May 17, 2001.

(2) Incorporated by reference to an exhibit to the Company's Current Report on Form 8-K as filed with the Commission on June 1, 2001.


                                                                  SEC 873 (1-99)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CREDENCE SYSTEMS CORPORATION
                                  ----------------------------
                                  (Registrant)


Date: August 3, 2001              By /s/ Graham J. Siddall
                                  ------------------------------
                                  Name:  Graham J. Siddall
                                  Title: Chief Executive Officer and President


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                                INDEX TO EXHIBITS

Exhibit No.                            Description
----------                             -----------
2.15(1) Agreement and Plan of Merger and Reorganization, dated May 16, 2001, by and among the Registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.
2.16(2) Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, dated June 1, 2001, by and among the Registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.
99.1 Press Release of Registrant, dated August 1, 2001, announcing the completion of the acquisition by Registrant of Integrated Measurement Systems, Inc.